----------------------------------------
                                             PROSPECTUS
                                        ----------------------------------------
                                             AUGUST 1, 1999
                                             AS AMENDED JANUARY 5, 2000



INVESTORS  HIGH GRADE BOND                   INVESTORS HIGH GRADE BOND FUND
FUND AND INVESTORS BOND FUND
SEEK HIGH CURRENT INCOME CONSISTENT          INVESTORS BOND FUND
WITH CAPITAL  PRESERVATION AND
PRUDENT INVESTMENT RISK. TAXSAVER BOND       TAXSAVER BOND FUND
FUND SEEKS HIGH CURRENT INCOME EXEMPT
FROM FEDERAL INCOME TAX.


THE FUNDS DO NOT PAY RULE 12B-1
(DISTRIBUTION) FEES.

The Securities and Exchange Commission
has not approved or disapproved any Fund's
shares or determined whether this Prospectus
is accurate or complete.  Any representation
to the contrary is a criminal offense.
--------------------------------------------------------------------------------


                               [Picture graphics]

                                TABLE OF CONTENTS



         RISK/RETURN SUMMARY                                     2

         PERFORMANCE                                             6

         FEE TABLES                                              9

         INVESTMENT OBJECTIVES, STRATEGIES AND RISKS             11

         MANAGEMENT                                              15

         YOUR ACCOUNT                                            18

                  HOW TO CONTACT THE FUNDS                       18
                  GENERAL INFORMATION                            18
                  BUYING SHARES                                  19
                  SELLING SHARES                                 22
                  SALES CHARGES                                  25
                  EXCHANGE PRIVILEGES                            26
                  RETIREMENT ACCOUNTS                            27

         OTHER INFORMATION                                       28

         FINANCIAL HIGHLIGHTS                                    30

RISK/RETURN SUMMARY

INVESTORS HIGH GRADE BOND FUND
         [Margin callout: CONCEPTS TO UNDERSTAND

         DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity

         MATURITY means the date on which a debt security is (or may be) due and payable

         BOND means a debt security with a long-term maturity of usually 5 years or longer

         NOTE means a debt security with a short-term maturity, usually less than 5 years (less than 1 year for municipal securities)

         NRSRO means a "nationally recognized statistical rating organization" such as Standard & Poor's that rates debt securities by relative credit risk

         INVESTMENT GRADE SECURITY means a debt security rated in one of the four highest long-term or two highest short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality

         MUNICIPAL SECURITY means a debt security issued by or on behalf of the states, their local governments and public financing authorities and U.S. territories and possessions, the interest on which is exempt from Federal income tax

         U.S. GOVERNMENT SECURITIES means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities]

INVESTMENT OBJECTIVE Investors High Grade Bond Fund (a "Fund") seeks a high level of current income consistent with capital preservation and prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY The Fund invests primarily in U.S. Government Securities and debt securities rated in one of the three highest rating categories by an NRSRO. Generally, the average weighted maturity of the Fund's portfolio securities is 7 years or less.

INVESTORS BOND FUND

INVESTMENT OBJECTIVE Investors Bond Fund (a "Fund") seeks a high level of current income consistent with capital preservation and prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade debt securities. Generally, the average weighted maturity of the Fund's portfolio securities is between 5 and 20 years.

TAXSAVER BOND FUND

INVESTMENT OBJECTIVE TaxSaver Bond Fund (a "Fund") seeks high current income exempt from Federal income tax.

PRINCIPAL  INVESTMENT   STRATEGIES  TaxSaver  Bond  Fund  invests  primarily  in
investment grade municipal securities. Generally, the average weighted maturity of the Fund's portfolio securities is between 5 and 15 years.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money on your investment in a Fund or the Fund could underperform other investments. The principal risks of an investment in a Fund include:

     o A Fund's share price, yield and total return will fluctuate in response to price movements in the fixed income securities markets
     o The value of most debt securities fall when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates
     o A Fund can not collect interest and principal payments on a debt security if the issuer defaults
     o The Fund's investment adviser (the "Adviser") may make poor investment decisions
     o Issuers may prepay fixed rate securities when interest rates fall, forcing a Fund to invest in securities with lower interest rate. For Investors High Brade Bond Fund's and Investors Bond Fund's investment in mortgage-backed and asset-backed securities, there is also the risk that a decline in interest rates may result in losses in these securities' values and a reduction in their yields as the holders of the assets backing the securities may prepay their debts. Issuers may also prepay (or call) fixed rate securities when interest rates fall, forcing the Fund to sell such securities and invest the proceeds in securities with lower interest rates. The prices of debt securities with longer maturities are more volatile

     o Investors Bond Fund and TaxSaver Bond Fund are each non-diversified. Each Fund may focus its investment assets in the securities of a comparatively small number of issuers. Concentration of a Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers

WHO MAY WANT TO INVEST IN THE FUNDS

Investors High Grade Bond Fund and Investors Bond Fund may be appropriate for you if you:
     o    Seek income and more price stability than stocks offer
     o    Seek capital preservation
     o    Are pursuing a long-term goal

TaxSaver Bond Fund may be appropriate for you if you:
     o Are an income-oriented investor in a high tax bracket and desire tax-exempt income
     o    Seek income and more price  stability  than stocks offer
     o    Seek capital preservation
     o    Are pursuing a long-term goal

Investors High Grade Bond Fund and Investors Bond Fund may NOT be appropriate for you if you:

     o    Are pursuing a short-term goal or are investing emergency reserves

TaxSaver Fund may NOT be appropriate for you if you:
     o    Are pursuing a short-term goal or are investing emergency reserves
     o Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)
     o    Do not require tax-exempt income

PERFORMANCE

The following charts illustrate the variability of a Fund's returns. The charts and the following tables provide some indication of the risks of investing in Investors Bond Fund and TaxSaver Bond Fund by showing changes in each Fund's performance from year to year and how each Fund's returns compare to a broad measure of market performance. Information for Investors High Grade Bond Fund is not included as it did not have a full calendar year of performance as of December 31, 1998. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

INVESTORS BOND FUND

The following chart shows the annual total returns for each full calendar year that the Fund has operated. The chart does not reflect sales charges and, if reflected, the returns would be less than shown.


                     [EDGAR REPRESENTATION OF GRAPH CHART]

                             PAST PERFORMANCE CHART
Year                Average Annual Total Return
----                ---------------------------
1990                  9.54%
1991                 16.12%
1992                  7.46%
1993                 12.53%
1994                 -2.23%
1995                 13.73%
1996                  6.87%
1997                 10.97%
1998                  6.13%

The calendar year-to-date total return as of June 30, 1999 was -1.57%.

During the periods shown in the chart, the highest quarterly return was 6.09% (for the quarter ended September 30, 1991) and the lowest quarterly return was -2.32% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Government/Corporate Intermediate Index.


                                                    INVESTORS                    LEHMAN GOVERNMENT/CORPORATE
YEAR(S)                                             BOND FUND                        INTERMEDIATE INDEX
-------------------------------------------------------------------------------------------------------------------
1  Year                                               2.15%                                    8.42%
5  Years                                              6.10%                                    6.59%
Since Inception (10/2/89)                             8.48%                                    8.20%(1)
-------------------------------------------------------------------------------------------------------------------

(1)      For the period 9/30/89 - 12/31/98

The Lehman Government/Corporate Intermediate Index is a market index of fixed-rate government and investment grade securities with maturities of up to 10 years. The index is unmanaged and reflects the reinvestment of interest and principal payments. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of expenses.

TAXSAVER BOND FUND

The following chart shows the annual total returns for each full calendar year that the Fund has operated. The chart does not reflect sales charges and, if reflected, the returns would be less than shown.

                     [EDGAR REPRESENTATION OF GRAPH CHART]

                             PAST PERFORMANCE CHART
Year                Average Annual Total Return
----                ---------------------------
1990                  7.07%
1991                 10.55%
1992                  8.89%
1993                 10.51%
1994                 -0.85%
1995                 13.29%
1996                  4.29%
1997                  7.39%
1998                  5.09%

The calendar year-to-date total return as of June 30, 1999 was -1.08%.

During the periods shown in the chart, the highest quarterly return was 4.93% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.02% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman 10-Year Municipal Bond Index.

YEAR(S)                                         TAXSAVER BOND FUND               LEHMAN 10-YEAR MUNICIPAL BOND INDEX
------------------------------------------------------------------------------------------------------------------------
1  Year                                               1.14%                                     6.76%
5  Years                                              4.93%                                     6.63%
Since Inception (10/2/89)                             6.86%                                     8.59% (1)
------------------------------------------------------------------------------------------------------------------------

(1)      For the period 9/30/89 - 12/31/98.

The Lehman 10-Year Municipal Bond Index is a market index of investment grade fixed-rate municipal securities with an average maturity of 10 years. The index is unmanaged and reflects the reinvestment of interest and principal payments. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of expenses.

FEE TABLES

The following tables describe the various fees and expenses that you will bear if you invest in a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                                               3.75%
        (as a percentage of the offering price)
     Maximum Sales Charge (Load) Imposed on Reinvested Distributions                                None
     Maximum Deferred Sales Charge (Load)                                                         1.00%(1)
     Redemption Fee                                                                                 None
     Exchange Fee                                                                                   None
--------------------------------------------------------------------------------------------------------------
         (1)      Applicable only on purchases of $1 million or more.

ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------
INVESTORS HIGH GRADE BOND FUND
     Management Fees                                                                               0.40%
     Distribution (12b-1) Fees                                                                     None
     Other Expenses                                                                                0.72%
     TOTAL ANNUAL FUND OPERATING EXPENSES                                                          1.12%
     Fee Waiver and Expense Reimbursement(2)                                                       0.42%
     Net Expenses                                                                                  0.70%
INVESTORS BOND FUND
     Management Fees                                                                               0.40%
     Distribution (12b-1) Fees                                                                     None
     Other Expenses                                                                                0.62%
     TOTAL ANNUAL FUND OPERATING EXPENSES                                                          1.02%
     Fee Waiver and Expense Reimbursement(2)                                                       0.32%
     Net Expenses                                                                                  0.70%
TAXSAVER BOND FUND
     Management Fees                                                                               0.40%
     Distribution (12b-1) Fees                                                                     None
     Other Expenses                                                                                0.71%
     TOTAL ANNUAL FUND OPERATING EXPENSES                                                          1.11%
     Fee Waiver and Expense Reimbursement(2)                                                       0.51%
     Net Expenses                                                                                  0.60%
---------------------------------------------------------------------------------------------------------------

(1) Based on amounts incurred during each Fund's fiscal year ended March 31, 1999 stated as a percentage of assets.
(2) Based on certain contractual fee waivers and expense reimbursments that may increase after July 31, 2000.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain the same as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           INVESTORS HIGH GRADE BOND              INVESTORS                      TAXSAVER
                                     FUND                         BOND FUND                      BOND FUND
---------------------------------------------------------------------------------------------------------------
After 1 year                         $444                           $444                           $434
After 3 years                        $718                           $688                           $715
After 5 years                        $969                           $917                           $964
After 10 years                     $1,687                         $1,576                         $1,676
----------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

INVESTORS HIGH GRADE BOND FUND seeks to provide as high a level of current income as is consistent with capital preservation and prudent investment risk.

INVESTORS BOND FUND seeks to provide as high a level of current income consistent with capital preservation and prudent investment risk.

TAXSAVER BOND FUND seeks to provide a high level of current income exempt from Federal income tax.

INVESTMENT STRATEGIES

THE ADVISER'S PROCESS

        [Margin callout: CONCEPTS TO UNDERSTAND
        YIELD CURVE means a graph that plots the yield of all bonds of similar quality against the bonds' maturities

The Adviser continuously monitors economic factors such as interest rate outlooks and technical factors such as the shape of the yield curve in combination with the stated objective of a Fund to determine an appropriate maturity profile for the Fund's investment portfolio. The Adviser then principally searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security. The Adviser may sell a debt security if:

     o Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
     o The security subsequently fails to meet the Adviser's investment criteria
     o A more attractive security is found or funds are needed for another purpose
     o The Adviser believes that the security has reached its appreciation potential

INVESTMENT POLICIES

         [Margin callout: CONCEPTS TO UNDERSTAND

         MORTGAGE-BACKED SECURITIES means debt securities whose principal and interest payments come from a pool of mortgages created by various lenders

         ASSET-BACKED SECURITIES means debt securities whose principal and interest payments come from a pool of assets such as car loans, leases of real and personal property and credit card loans created by various lenders

         PRIVATE ACTIVITY BOND means a debt security that is issued by or on behalf of public authorities to finance privately operated facilities. Private Activity Bonds are primarily revenue securities

         GENERAL OBLIGATION SECURITY means a security whose principal and interest payment is secured by a municipality's full faith and credit and taxing power

         REVENUE SECURITY means a security whose principal and interest is payable from revenues of a particular facility, class of facilities or from the proceeds of a special excise or other tax

INVESTORS HIGH GRADE BOND FUND The Fund invests primarily in U.S. Government Securities or debt securities that are rated in one of the three highest rating categories by an NRSRO. The Fund normally invests at least 70% of its total assets in U.S. Government Securities and at least 40% of those assets in obligations of the U. S. Treasury, such as Treasury bonds, bills and notes. The Fund may invest up to 30% of its total assets in mortgage-backed and asset-backed securities. The Fund only invests in mortgage-backed securities that are U.S. Government Securities or are rated in the two highest rating categories of an NRSRO. The Fund may invest up to 10% of its total assets in adjustable rate mortgage-backed securities and up to 10% of its total assets in asset-backed securities. These securities must be rated in the highest rating category by an NRSRO. The Fund invests in securities with varying maturities from overnight to more than 30 years, but will not invest more than 25% of its total assets in securities with maturities greater than 10 years. Generally, the average weighted maturity of the Fund's portfolio securities is 7 years or less.

INVESTORS BOND FUND The Fund invests primarily in investment grade debt securities, U.S. Government Securities and mortgage-backed and asset-backed securities rated in the two highest rating categories by an NRSRO. The Fund may invest up to 50% of its total assets in mortgage-backed securities and up to 15% of its total assets in asset-backed securities. The Fund invests in securities with varying maturities ranging from overnight to 30 years. Generally, the average weighted maturity of the Fund's portfolio securities is between 5 and 20 years.

TAXSAVER BOND FUND The Fund invests primarily in investment grade municipal securities. The Fund may, however, invest up to 20% of its total assets in securities whose interest income is subject to Federal income tax. Municipal securities include municipal bonds, notes and leases. Municipal leases are securities that permit government issuers to acquire property and equipment
without  the  security   being   subject  to  the constitutional  and  statutory
requirements for the issuance of long-term debt. The Fund invests in general obligation securities and revenue securities, including private activity bonds. The Fund may invest over 25% of its total assets in private activity bonds. Generally, the average weighted maturity of the Fund's portfolio securities is between 5 and 15 years.

PORTFOLIO TURNOVER The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time, a Fund may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. This type of trading will increase a Fund's portfolio turnover rate and transaction costs and may negatively impact the Fund's performance. This trading may also increase a Fund's capital gain. The Adviser weighs the anticipated benefits of short-term investments against these consequences. Each Fund's turnover rate is reported under "Financial Highlights."

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic or other conditions, a Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and money market instruments. As a result, a Fund may be unable to achieve its investment objective.

INVESTMENT RISKS

GENERAL A Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Funds invest are based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The value of your investment in a Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities in which the Funds invest. Your investment in a Fund is also subject to the risk that the financial condition of an issuer of a security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. This risk generally increases as security credit ratings decrease. Your investment in a Fund is subject to the risk that the Adviser may make poor investment decisions.

An additional risk is that issuers may prepay fixed rate securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. For Investors Bond Fund's and Investors High Grade Bond Fund's investment in mortgage-backed and asset-backed securities, there is also the risk that a decline in interest rates may result in holders of the assets backing the securities prepaying their debts. This could result in potential losses on these securities and a reduction in their yields. Alternatively, a rise in interest rates may reduce the amount of prepayments. This may cause a Fund's average maturity to rise as fewer holders of assets backing the securities may prepay their debt.

Investors Bond Fund and TaxSaver Bond Fund are also non-diversified. Each Fund may focus its investments in the securities of a comparatively small number of issuers. Concentration of a Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.


YEAR 2000 Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. Each Fund's other service providers have informed the Fund that they are taking similar measures. This matter, if not corrected, could adversely affect the services provided to each Fund or the issuers in which the Fund invests and, therefore, could lower the value of your shares.

MANAGEMENT

Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Each Fund's adviser is Forum Investment Advisors, LLC, Two Portland Square, Portland, Maine 04101, serves as investment adviser to each Fund. The Adviser is a privately owned company controlled by John Y. Keffer, who is Chairman of the Board of the Trust.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. For the fiscal year ended March 31, 1999, each Fund paid the Adviser an advisory fee of 0.40% of the average daily net assets of the Fund.

As of June 30, 1999, the Adviser had approximately $2.3 billion of assets under management.

PORTFOLIO MANAGER

LES C. BERTHY, Senior Portfolio Manager of the Adviser, has been primarily responsible for the day-to-day management of each Fund since their inception. Mr. Berthy has over 27 years of experience in the investment industry and prior to his association with the Adviser in January 1991, was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

OTHER SERVICE PROVIDERS

The Forum Financial Group ("Forum") of companies provide services to each Fund. As of June 30, 1999, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $73 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of each Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of each Fund's shares.

Forum Administrative Services, LLC provides administrative services to each Fund, Forum Accounting Services, LLC is each Fund's fund accountant, Forum Shareholder Services, LLC (the "Transfer Agent") is each Fund's transfer agent and Forum Trust, LLC is each Fund's custodian.

FUND EXPENSES

Each Fund pays for all of its expenses. Each Fund's expenses are comprised of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may voluntarily waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases a Fund's performance for the period during which the waiver is in effect.

Certain service providers have undertaken to waive a portion of their fees and/or reimburse certain expenses in order to limit expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.70% or less of the average daily net assets of Investors High Grade Bond Fund and Investors Bond Fund and 0.60% or less of the average daily net assets of TaxSaver Bond Fund.

YOUR ACCOUNT

[Margin call out:  HOW TO CONTACT THE FUNDS

WRITE TO US AT:
         Forum Shareholder Services, LLC
         P.O. Box 446
         Portland, Maine 04112

TELEPHONE US AT:
         (800) 94FORUM or
         (800) 943-6786 (Toll Free)
         (207) 879-0001

WIRE INVESTMENTS (OR ACH
PAYMENTS) TO US AT:
         Bankers Trust Company
         New York, New York
         ABA #021001033
                  For Credit to:
                  Forum Shareholder Services, LLC
                  Account # 01-465-547
                  Re: (Name of Your Fund)
                  (Your Name)
                  (Your Account Number)]

GENERAL INFORMATION

You  may  purchase  or  sell (redeem)  shares  at the net asset value of a share
(NAV) plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the Transfer Agent receives your request in proper form. For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency. A Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. A Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, a Fund values securities at fair value.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

         CHECKS For individual, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Forum Funds" or to one or more owners of the account and endorsed to "Forum Funds." For all other accounts, the check must be made payable on its face to "Forum Funds." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

         ACH PAYMENT Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days to settle. Your financial institution may charge you a fee for this service.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

----------------------------------------------------------------------------------------------------------------------------
                                                                 MINIMUM INITIAL              MINIMUM ADDITIONAL
                                                                    INVESTMENT                   INVESTMENT
Standard Account                                                      $2,000                        $250
Traditional and Roth IRA Accounts                                     $1,000                        $250
Accounts With Systematic Investment Plans                               $250                        $250
----------------------------------------------------------------------------------------------------------------------------

You can not invest in TaxSaver Bond Fund through an IRA account.

ACCOUNT REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------------
                      TYPE OF ACCOUNT                                              REQUIREMENT
----------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS:          o    Instructions must be signed by all persons
Individual accounts are owned by one person, as are sole          required to sign exactly as their names appear on
proprietorship accounts.  Joint accounts can have two or          the account
more owners (tenants)

GIFTS OR TRANSFERS TO A MINOR (UGMA,  UTMA):                 o    Depending on state laws, you can set up a
These custodial accounts provide a way to give money to a         custodial account  under the  Uniform  Gift to Minors
child and obtain tax  benefits.  An individual  can give up       Act or the Uniform  Transfers to Minors Act
to $10,000 a year per child without paying Federal gift tax  o    The  trustee  must  sign instructions in a manner
                                                                  indicating trustee capacity

BUSINESS ENTITIES                                            o    For entities with officers, provide an
                                                                  original or certified copy of a resolution that
                                                                  identifies the authorized signers for the account
                                                             o    For  entities  with partners or other interested
                                                                  parties, provide a certified partnership agreement or
                                                                  organizational document, or certified pages from the
                                                                  partnership agreement or organizational document, that
                                                                  identify the partners or interested parties

TRUSTS                                                       o    The trust must be established before an
                                                                  account can be opened
                                                             o    Provide a certified trust document, or the
                                                                  pages from the trust document, that identify the
                                                                  trustees
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PROCEDURES

--------------------------------------------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT                                        TO ADD TO YOUR ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
BY CHECK                                                     BY CHECK
 o   Call or write us for an account application              o    Fill out an investment slip from a
 o   Complete the application                                      confirmation or write us a letter
 o   Mail us your application and a check                     o    Write your account number on your check
                                                              o    Mail us the slip (or your letter) and the check

BY WIRE                                                      BY WIRE
 o   Call or write us for an account application              o    Call to notify us of your incoming wire
 o   Complete the application                                 o    Instruct your bank to wire your money to us
 o   Call us and we will assign you an account number
 o   Mail us your application
 o   Instruct your bank to wire your money to us
BY ACH PAYMENT                                               BY SYSTEMATIC INVESTMENT
 o   Call or write us for an account application              o    Complete the systematic investment section of the
 o   Complete the application                                      application
 o   Call us and we will assign you an account number         o    Attach a voided check to your application
 o   Mail us your application                                 o    Mail us the completed application
 o   Make an ACH payment
--------------------------------------------------------------------------------------------------------------------------------

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as more than four redemptions or exchanges out of the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account maintained with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Generally, a Fund will send redemption proceeds to you within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Each Fund may delay sending redemption proceeds until it has collected payment for the shares you are selling, which may take up to 15 calendar days.

--------------------------------------------------------------------------------
                        TO SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------
BY MAIL
o   Prepare a written request including:
    o   Your name(s) and signature(s)
    o   Your account number
    o   The Fund name
    o   The dollar amount or number of shares you want to sell
    o   How and where to send the  redemption  proceeds
o   Obtain a signature  guarantee (if required)
o   Obtain other  documentation  (if required)
o   Mail us your request and  documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o   Call us with  your  request  (unless  you  declined  telephone redemption privileges - See "By Telephone") OR
o   Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o   Provide the following information:
o   Your account number
o   Exact name(s) in which the account is registered
o   Additional form of identification
o   Redemption proceeds will be:
o   Mailed to you OR
o Wired to you (unless you declined wire redemption privileges -See "By Wire") SYSTEMATICALLY
o   Complete the systematic withdrawal section of the application
o   Attach a voided check to your application
o   Mail us your completed application
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:
     o    Sales of over $50,000 worth of shares
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
     o Sending redemption proceeds to an account with a different registration (name or ownership) from yours
     o Changes to systematic investment or withdrawal, distribution, telephone redemption or exchange option or any other election in connection with your account

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for an IRA account), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for an IRA account) after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

PURCHASES A sales charge is assessed on purchases of a Fund's shares as follows:

                                                          SALES CHARGE (LOAD) AS %
                                                                     OF:

                                                           PUBLIC                 NET ASSET
       AMOUNT OF PURCHASE                              OFFERING PRICE              VALUE*               REALLOWANCE %
       $0 to $49,999                                        3.75                    3.90                    3.25
       $50,000 to $99,999                                   3.25                    3.36                    2.75
       $100,000 to $249,999                                 2.75                    2.83                    2.25
       $250,000 to $499,999                                 2.25                    2.30                    1.85
       $500,000 to $999,999                                 1.75                    1.78                    1.45
       $1,000,000 and up                                    0.00                    0.00                    1.00

         * Rounded to the nearest one-hundredth percent.

The offering price for the Funds' shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events.

Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDEMPTIONS  A  contingent   deferred  sales  charge  ("CDSC")  is  assessed  on
redemptions of shares that were part of a purchase of $1 million or more. The CDSC is assessed as follows:

                   REDEEMED WITHIN                          SALES CHARGE
--------------------------------------------------------------------------------
               First year of purchase                           1.00%
               Second year of purchase                          0.50%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

REDUCED SALES CHARGES You may qualify for a reduced sales charge on Fund purchases under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem Fund shares without a sales charge. Please see the SAI for further information.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of another fund of the Trust by telephone or in writing. For a list of funds available for exchange, you may call the Transfer Agent. If you exchange into a fund that has a higher sales charge than the Fund, you will have to pay the difference between that fund's sales charge and the Fund's sales charge. If you exchange into a fund that has no sales charge or a lower sales charge than the Fund, you will not have to pay a sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.


--------------------------------------------------------------------------------
                                 HOW TO EXCHANGE
--------------------------------------------------------------------------------
BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o The names of the funds from which you are exchanging and into which you are exchanging
     o    The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o    Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which account is registered
     o    Additional form of identification
--------------------------------------------------------------------------------
RETIREMENT ACCOUNTS

Investors High Grade Bond Fund and Investors Bond Fund offer IRA accounts, including traditional and Roth IRA accounts. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

Each Fund distributes its net investment income monthly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

INVESTORS BOND FUND AND INVESTORS HIGH GRADE BOND FUND A Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. A Fund's distribution of long-term capital gain is taxable to you as long-term capital gain. Distributions also may be subject to certain state and local taxes.

TAXSAVER BOND FUND Generally, you are not subject to Federal income tax on the Fund's distribution of tax-exempt interest income. The Fund's distribution of other investment income and short-term capital gain is taxable to you as ordinary income. It is anticipated that substantially all of the Fund's net income will be exempt from Federal income tax. Distributions, including distributions that are exempt from Federal income tax, may be subject to certain state and local taxes.

If you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by the Fund, you may have to pay Federal income tax on your pro rata share of the net income generated from these securities. Distributions of interest income on certain private activity bonds is an item of tax preference for purposes of individual and corporate Federal alternative minimum tax (AMT). Distributions of net income from tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes. The Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held your fund shares.

GENERAL If you buy shares shortly before a Fund makes a distribution, you may pay the full price for the shares and then receive a portion of the price back as a distribution that may be taxable to you.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Your Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. No Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. Each Fund's financial statements and the auditor's report are included in the Annual Report dated March 31, 1999, which is available upon request, without charge.

INVESTORS HIGH GRADE BOND FUND

                                                                         YEAR ENDED MARCH 31,
                                                                       1999              1998(A)
---------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                                    $9.96              $10.00
Income From Investment
     Operations:
     Net Investment Income                                              0.57                0.02
     Net Realized and Unrealized Gain (Loss)                            0.03               (0.04)
     on Investments
Total From Investment Operations                                        0.60               (0.02)
Less Distributions:
   From Net Investment Income                                          (0.57)              (0.02)
   From Net Realized Capital Gain                                      (0.07)                --
Total Distributions                                                    (0.64)              (0.02)
Ending Net Asset Value Per Share                                       $9.92               $9.96

OTHER INFORMATION
Ratios to Average Net Assets:
  Net Expenses                                                         0.70%              0.70%(d)
  Gross Expenses(b)                                                    1.12%              3.00%(d)
  Net Investment Income                                                5.68%              5.56%(d)
Total Return(c)                                                        6.12%               (0.16%)
Portfolio Turnover Rate                                              172.60%                 -
Net Assets at End of Period
(in thousands)                                                       $35,754              $34,037
---------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on March 16, 1998.
(b)  Reflects   expense  ratio  in  the  absence  of  fee  waivers  and  expense reimbursements.
(c)  Does not include sales charges.
(d)  Annualized.

INVESTORS BOND FUND



-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                    1999           1998           1997          1996           1995
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share               $10.57         $10.19         $10.21        $10.00         $10.38
Income From Investment Operations:
    Net Investment Income                           0.67           0.71           0.71          0.74           0.82
    Net Realized and Unrealized Gain
       (Loss) on Investments                       (0.21)          0.38            -            0.21          (0.38)
Total From Investment Operations                    0.46           1.09           0.71          0.95           0.44
Less Distributions:
   From Net Investment Income                      (0.67)         (0.71)         (0.71)        (0.74)         (0.82)
   From Net Realized Capital Gains                 (0.04)           -            (0.02)           -             -
Total Distributions                                (0.71)         (0.71)         (0.73)        (0.74)         (0.82)
Ending Net Asset Value Per Share                  $10.32         $10.57         $10.19        $10.21         $10.00

OTHER INFORMATION
Ratios to Average Net Assets:
  Net Expenses                                      0.70%         0.70%           0.70%         0.43%         0.75%
  Gross Expenses (a)                                1.02%         1.22%           1.45%         1.36%         1.33%
  Net Investment Income                             6.33%         6.52%           6.94%         7.29%         8.19%
Total Return(b)                                     4.45%        10.98%           7.18%         9.84%         4.55%
Portfolio Turnover Rate                            98.36%       116.65%          79.42%        42.89%        48.17%
Net Assets at End of Period
  (in thousands)                                 $70,446        $85,598        $22,190       $25,676       $25,890
-----------------------------------------------------------------------------------------------------------------------------

(a) Reflects expense ratio in the absence of fee waivers and expense reimbursements.
(b)  Does not include sales charge.

TAXSAVER BOND FUND

-------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                   1999          1998          1997          1996           1995
-------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share              $10.75        $10.49        $10.57        $10.39         $10.35
 Income From Investment Operations:
   Net Investment Income                           0.48          0.53          0.56          0.57           0.57
   Net Realized and Unrealized Gain
   (Loss) on Investments                           0.04          0.27         (0.03)         0.18           0.04
Total From Investment Operations                   0.52          0.80          0.53          0.75           0.61
Less Distributions:
   From Net Investment Income                     (0.48)        (0.53)        (0.56)        (0.57)         (0.57)
   From Net Realized Capital Gains                (0.18)        (0.01)        (0.05)           -             -
Total Distributions                               (0.66)        (0.54)        (0.61)        (0.57)         (0.57)
Ending Net Asset Value Per Share                 $10.61        $10.75        $10.49        $10.57         $10.39
OTHER INFORMATION
Ratios to Average Net Assets:
  Net Expenses                                    0.60%          0.60%         0.60%         0.60%         0.60%
  Gross Expenses(a)                               1.11%          1.36%         1.53%         1.48%         1.45%
  Net Investment Income                           4.48%          4.95%         5.28%         5.35%         5.62%
Total Return(b)                                   4.95%          7.75%         5.15%         7.36%         6.18%
Portfolio Turnover Rate                          61.60%         92.87%        34.19%        61.61%        63.85%
Net Assets at End of Period
  (in thousands)                               $37,447        $39,203       $17,757       $17,915       $16,018
-----------------------------------------------------------------------------------------------------------------------------

(a) Reflects expense ratio in the absence of fee waivers and expense reimbursements.
(b) Does not include sales charges.

                             [ACCOUNT APPLICATION]

                          [ACCOUNT APPLICATION CONT.]

-------------------------------
FOR MORE INFORMATION                                                                         FORUM
-------------------------------                                                              FUNDS

            The following documents are available free upon request:

                            ANNUAL/SEMI-ANNUAL REPORTS                           INVESTORS HIGH GRADE BOND FUND
    Additional information about each Fund's investments is available in the
       Fund's annual and semi-annual reports to shareholders. In each Fund's         INVESTORS BOND FUND
     annual report, you will find a discussion of the market conditions and
    investment  strategies that significantly affected the Fund's performance         TAXSAVER BOND FUND
                          during its last fiscal year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

                              CONTACTING THE FUNDS
       You can get a free copy of both reports and the SAI, request other information and discuss your questions about each Fund by contacting the
                                    Fund at:

                         FORUM SHAREHOLDER SERVICES, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                                  800-943-6786
                                   800-94FORUM
                                  207-879-0001

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review each Fund's reports and SAI at the Public Reference
   Room of the Securities and Exchange Commission. You can get text-only
        copies, for a fee, by writing to the following:                         [Logo]
                                                                             Forum Funds
                           Public Reference Room                             P.O. Box 446
                    Securities and Exchange Commission                       Portland, Maine 04112
                        Washington, D.C. 20549-6009                          800-94FORUM
                      E-mail address:publicinfo@sec.gov                      800-943-6786
                                                                             207-879-0001
The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202)942-8090. Free copies of the reports and SAIs are available from the SEC's Internet website at http://www.sec.gov.

                    Investment Company Act File No. 811-3023.
